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               PRODUCT INFORMATION NOTICE DATED FEBRUARY 16, 2012

The Board of Trustees (the "Board") of the Invesco Funds approved an Agreement and Plan of Reorganization (the "Agreement") pursuant to which each Target Fund listed below, each a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), would transfer all of its assets and liabilities to the corresponding Acquiring Fund listed below, each a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), in exchange for shares of the Acquiring Fund that would be distributed to Target Fund shareholders.

TARGET FUND:                            ACQUIRING FUND:
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Invesco V.I. Capital Appreciation Fund  Invesco Van Kampen V.I. Capital Growth
                                        Fund

The agreement requires approval by the Target Fund shareholders, whom will vote on the proposed reorganization at a meeting held in or around April, 2012. If approved by the shareholders, the reorganization is scheduled to take place at the end of business on Friday, April 27, 2012; at which time assets of the Target Fund will be transferred into the Acquiring Fund, and shareholders of the Target Fund will receive shares of the Acquiring Fund.

As a result, if any of your Contract Value is currently invested in the Target Fund that Contract Value will automatically be transferred into the Acquiring Fund sub-account on the merger date. In addition, if we do not receive alternate instructions from you, any premium we receive after the merger date that would have been allocated to the Target Fund will be allocated to the Acquiring Fund. Unless you direct us otherwise, if you are enrolled in any any Dollar Cost Averaging, InvestEase(R), Asset Rebalancing Program or other administrative program that includes transfers of Contract Value or allocations to the Target Fund sub-account, your enrollment will automatically be updated to reflect the Acquiring Fund sub-account.

Upon the date of the merger, all references and information contained in the prospectus for your Contract related to the Invesco V.I. Capital Appreciation Fund and Invesco V.I. Capital Development Fund are deleted.

FUND NAME CHANGES:

Effective April 30, 2012, the following fund name changes will take place:

CURRENT NAME                            NEW NAME
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Invesco Van Kampen V.I. Capital Growth  Invesco Van Kampen V.I American
Fund                                    Franchise Fund
Invesco Van Kampen V.I. Basic Value     Invesco Van Kampen V.I. Value
Fund                                    Opportunities Fund

              THIS NOTICE SHOULD BE RETAINED FOR FUTURE REFERENCE.

HV-7347